UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2010

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On December 6, 2010, we entered into a Common Stock Purchase Agreement to sell 1,428,571 shares of  our unregistered common stock (the “Shares”) to Astellas Pharma Inc. for $10,000,000 cash in a private placement (“Purchase Agreement”).  Pursuant to the terms of the Purchase Agreement, we granted Astellas Pharma a two year right of first refusal to enter into a development and commercialization collaboration with us regarding the use of our technology, on a worldwide basis, for the treatment of liver conditions. In addition, we have agreed to file a registration statement with the Securities and Exchange Commission to register the Shares for resale upon the request of Asetellas Pharma.  We also granted Astellas Pharma a non-voting observer seat on our Board of Directors and the right to designate a representative member to our Scientific Advisory Board.

The sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The issuance of the Shares is a private placement to an “accredited investor” and is exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Shares may not be offered or sold in the United States absent registration or under exemption from the Securities Act and any applicable state securities laws.

The Purchase Agreement is attached hereto as Exhibit 10.76, and incorporated herein by reference. The press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto.

Item 3.02                      Unregistered Sale of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

10.76	Common Stock Purchase Agreement, dated December 6, 2010, by and among Cytori Therapeutics, Inc. and Astellas Pharma Inc..
99.1	Cytori Therapeutics, Inc. Press Release, dated December 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: December 8, 2010	By: /s/ Christopher J. Calhoun
Christopher J. Calhoun
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.76	Common Stock Purchase Agreement dated December 6, 2010

99.1	Press Release dated December 7, 2010